UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016 (March 14, 2016)

Global Medical REIT Inc.

 (Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 450 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	202-524-6851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2016, Global Medical REIT Inc. (the “Company, “we”, “us” or “our”) entered into a series of agreements and internal transactions pursuant to which the Company has implemented an “UPREIT” operating partnership structure. These agreements and transactions are as follows:

The Company and its wholly owned subsidiary, Global Medical REIT GP LLC, a Delaware limited liability company (the “GP”), entered into an Agreement of Limited Partnership pursuant to which the Company will serve as the initial limited partner, and the GP will serve as the sole general partner, of the Company’s operating partnership, Global Medical REIT L.P., a Delaware limited partnership (the “OP”) (the “Partnership Agreement”).

The Company entered into a Contribution and Assignment Agreement (the “Contribution Agreement”) with the OP pursuant to which the Company contributed to the OP 100% of the limited liability company interests in two wholly owned subsidiaries that own certain of the Company’s properties in exchange for limited partnership units of the OP. These subsidiaries are GMR Plano, LLC, a Delaware limited liability company, and GMR Memphis, LLC, a Delaware limited liability company.

The Company intends to contribute its ownership interests in the subsidiaries that own the Company’s other properties upon receipt of the required lender consents.

The Partnership Agreement and Contribution Agreement are filed as exhibits to this report and are incorporated herein by reference.

The following is a summary of the terms of the Partnership Agreement, which is qualified in its entirety by reference to the text of the agreement which is filed as an exhibit hereto and incorporated herein by reference.

Management of the OP

We are the sole member of the GP, which is the sole general partner of the OP. We will conduct substantially all of our operations and make substantially all of our investments through the OP. Pursuant to the Partnership Agreement, the GP will have full, complete and exclusive responsibility and discretion in the management and control of the OP, including the ability to cause the OP to enter into certain major transactions including acquisitions, dispositions, refinancings and selection of lessees, to make distributions to partners and to cause changes in the OP’s business activities.

Transferability of Interests

Holders of partnership units of the OP may not transfer their units without the consent of the GP. We may not engage in any merger, consolidation or other combination, or sale of all or substantially all of our assets in a transaction that results in a change in control of our Company unless:

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we receive the consent of limited partners holding more than 50% of the partnership interests of the limited partners (other than those held by our Company or its subsidiaries);

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as a result of such transaction, all limited partners (other than our Company or its subsidiaries) will receive, or have the right to receive, for each partnership unit an amount of cash, securities or other property equal or substantially equivalent in value to the product of the conversion factor and the greatest amount of cash, securities or other property paid in the transaction to a holder of one share of our common stock, provided that if, in connection with the transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of our common stock, each holder of partnership units (other than those held by our Company or its subsidiaries) shall be given the option to exchange its partnership units for the greatest amount of cash, securities or other property that a limited partner would have received had it (A) exercised its redemption right (described below) and (B) sold, tendered or exchanged pursuant to the offer common stock received upon exercise of the redemption right immediately prior to the expiration of the offer; or

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we are the surviving entity in the transaction and either (A) our stockholders do not receive cash, securities or other property in the transaction or (B) all limited partners (other than our Company or its subsidiaries) receive for each partnership unit an amount of cash, securities or other property equal or substantially equivalent in value to the product of the conversion factor and the greatest amount of cash, securities or other property received in the transaction by a holder of our common stock.

We also may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity, other than partnership units held by us, are contributed, directly or indirectly, to the partnership as a capital contribution in exchange for partnership units with a fair market value equal to the value of the assets so contributed as determined by the survivor in good faith and (ii) the survivor expressly agrees to assume all of our obligations under the Partnership Agreement, including those of the GP, and the Partnership Agreement shall be amended after any such merger or consolidation so as to arrive at a new method of calculating the amounts payable upon exercise of the redemption right that approximates the existing method for such calculation as closely as reasonably possible.

We also may cause the GP to (i) transfer all or any portion of its general partnership interest to (A) a wholly owned subsidiary or (B) a parent company, and following such transfer may withdraw as the GP, and (ii) engage in a transaction required by law or by the rules of any national securities exchange or OTC interdealer quotation system on which our common stock is listed.

Without the consent of the limited partners, we may (i) merge or consolidate the OP with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation or (ii) sell all or substantially all of the assets of the OP in a transaction pursuant to which the limited partners (other than us or any of our subsidiaries) receive consideration as set forth above.

Capital Contributions

The Partnership Agreement provides that if the OP requires additional funds at any time in excess of funds available to the OP from borrowings or capital contributions, we may borrow such funds from a financial institution or other lender and lend such funds to the OP on the same terms and conditions as are applicable to our borrowing of such funds. Under the Partnership Agreement, the GP obligated to contribute the net proceeds of any future offering of shares as additional capital to the OP. If we contribute additional capital to the OP, we will receive additional partnership units and our percentage interest will be increased on a proportionate basis based upon the amount of such additional capital contributions and the value of the OP at the time of such contributions. Conversely, the percentage interests of the limited partners will be decreased on a proportionate basis in the event of additional capital contributions by us. In addition, if we contribute additional capital to the OP, the GP will revalue the property of the OP to its fair market value (as determined by the GP) and the capital accounts of the partners will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the partners under the terms of the Partnership Agreement if there were a taxable disposition of such property for its fair market value (as determined by the GP) on the date of the revaluation. The OP may issue preferred partnership interests, in connection with acquisitions of property or otherwise, which could have priority over common partnership interests with respect to distributions from the OP, including the partnership interests we own.

Redemption Rights

Pursuant to the Partnership Agreement, limited partners, other than us, will receive redemption rights, which will enable them to cause the OP to redeem their partnership units in exchange for cash or, at the option of the GP, shares of our common stock on a one-for-one basis, commencing one year from the date of issuance of such units. Redemptions will generally occur only on the first day of each calendar quarter. Limited partners must submit an irrevocable notice to the OP of the intention to be redeemed no less than 60 days prior to the redemption date, and each limited partner must submit for redemption at least 1,000 partnership units or, if such limited partner holds less than 1,000 partnership units, all the partnership units owned by such limited partner. The number of shares of common stock issuable upon redemption of partnership units held by limited partners may be adjusted upon the occurrence of certain events such as share dividends, share subdivisions or combinations. We expect to fund any cash redemptions out of available cash or borrowings. Notwithstanding the foregoing, a limited partner will not be entitled to exercise its redemption rights if the delivery of common stock to the redeeming limited partner would:

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result in any person owning, directly or indirectly, shares of common stock in excess of the share ownership limit in our charter;

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result in our being owned by fewer than 100 persons (determined without reference to any rules of attribution);

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result in our being “closely held” within the meaning of Section 856(h) of the Code;

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cause us to own, actually or constructively, 10% or more of the ownership interests in a tenant (other than a TRS) of ours, the OP’s or a subsidiary partnership’s real property, within the meaning of Section 856(d)(2)(B) of the Code;

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cause us to fail to qualify as a REIT under the Code; or

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cause the acquisition of common stock by such redeeming limited partner to be “integrated” with any other distribution of common stock or partnership units for purposes of complying with the registration provisions of the Securities Act.

The GP may, in its sole and absolute discretion, waive any of these restrictions.

The Partnership Agreement requires that the OP be operated in a manner that enables us to satisfy the requirements for being classified as a REIT, to avoid any U.S. federal income or excise tax liability imposed by the Code (other than any U.S. federal income tax liability associated with our retained capital gains) and to ensure that the partnership will not be classified as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code.

Partnership Expenses

In addition to the administrative and operating costs and expenses incurred by the OP, the OP generally will pay all of our administrative costs and expenses, including:

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all expenses relating to our continuity of existence and our subsidiaries’ operations;

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all expenses relating to offerings and registration of securities;

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all expenses associated with any repurchase by us of any securities;

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all expenses associated with the preparation and filing of any of our periodic or other reports and communications under federal, state or local laws or regulations;

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all expenses associated with our compliance with laws, rules and regulations promulgated by any regulatory body;

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all administrative costs and expenses, including salaries and other payments to directors, officers or employees;

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all expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing compensation to our employees;

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all expenses incurred by us relating to any issuance or redemption of partnership units; and

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all of our other operating or administrative costs incurred in the ordinary course of business on behalf of the OP.

These expenses, however, do not include any of our administrative and operating costs and expenses incurred that are attributable to health care facilities that, in the future, may be owned by us directly rather than by the OP or its subsidiaries.

Fiduciary Responsibilities

Our directors and officers have duties under applicable Maryland law to oversee our management in a manner consistent with our best interests. At the same time, the GP has fiduciary duties to manage the OP in a manner beneficial to the OP and its partners. The GP’s duties, and its limited partners, therefore, may come into conflict with the duties of our directors and officers to us. The Partnership Agreement provides that in the event of a conflict between the interests of our stockholders on the one hand and the limited partners of the OP on the other hand, the GP will endeavor in good faith to resolve the conflict in a manner not adverse to either our stockholders or the limited partners; provided, however, that so long as we own a controlling interest in the OP, any such conflict that we, in our sole and absolute discretion, determine cannot be resolved in a manner not adverse to either our stockholders or the limited partners shall be resolved in favor of our stockholders and we shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the limited partners in connection with such decisions.

Distributions

The Partnership Agreement provides that the OP will distribute cash from operations (including net sale or refinancing proceeds, but excluding net proceeds from the sale of the OP’s property in connection with the liquidation of the OP) at such time and in such amounts as determined by the GP in its sole discretion, to us and the other limited partners in accordance with their respective percentage interests in the OP.

Upon liquidation of the OP, after payment of, or adequate provision for, debts and obligations of the partnership, including any partner loans, any remaining assets of the partnership will be distributed to us and the other limited partners with positive capital accounts in accordance with their respective positive capital account balances.

LTIP Units

LTIP units are a class of partnership units in the OP and, if issued, will receive the same regular per-unit profit distributions as the other outstanding units in the OP. LTIP units, if issued, will not have full parity with other outstanding units with respect to liquidating distributions. Generally, under the terms of the LTIP units, if issued, the OP will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the issuance of the LTIP units until such event will be allocated first to the LTIP unit holders to equalize the capital accounts of such holders with the capital accounts of holders of our other outstanding partnership units. Upon equalization of the capital accounts of the LTIP unit holders with the capital accounts of the other holders of partnership units, the LTIP units will achieve full parity with our other partnership units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of partnership units at any time, and thereafter enjoy all the rights of such units, including redemption rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value for a given number of vested LTIP units will be less than the value of an equal number of shares of our common stock.

Allocations

Profits and losses of the partnership (including depreciation and amortization deductions) for each fiscal year generally will be allocated to us and the other limited partners in accordance with the respective percentage interests in the partnership. All of the foregoing allocations are subject to compliance with the provisions of Sections 704(b) and 704(c) of the Code and Treasury regulations promulgated thereunder. To the extent Treasury regulations promulgated pursuant to Section 704(c) of the Code permit, the GP shall have the authority to elect the method to be used by the OP for allocating items with respect to contributed property acquired for partnership units for which fair market value differs from the adjusted tax basis at the time of contribution. Any such election shall be binding on all partners. Upon the occurrence of certain specified events, the OP will revalue its assets and any net increase in valuation will be allocated first to the LTIP units to equalize the capital accounts of such holders with the capital accounts of the holders of the other outstanding units in the OP.

Registration Rights

Pursuant to the terms of the Partnership Agreement, following the date on which we become eligible to use a registration statement on Form S-3 for the registration of securities and subject to certain further conditions as set forth in the Partnership Agreement, we will be obligated to file a shelf registration statement covering the issuance or resale of shares of our common stock received by limited partners upon redemption of their partnership units will agree:

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to use our commercially reasonable efforts to have the registration statement declared effective;

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to register or qualify such shares under the securities or blue sky laws of such jurisdictions within the United States as required by law;

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to list shares of our common stock issued pursuant to the exercise of redemption rights on any securities exchange or national market system upon which our common stock is then listed; and

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to indemnify limited partners exercising redemption rights against all losses caused by any untrue statement of a material fact contained in the registration statement, preliminary prospectus or prospectus or caused by any omission to state a material fact required to be stated or necessary to make the statements therein not misleading, except insofar as such losses are caused by any untrue statement or omission based upon information furnished to us by such limited partners.

As a condition to our obligations with respect to such registration, each limited partner will agree:

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that no limited partner will offer or sell shares of common stock that are issued upon redemption of their partnership units until such shares have been included in an effective registration statement;

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that, if we determine in good faith that registration of shares for resale would require the disclosure of important information that we have a business purpose for preserving as confidential, the registration rights of each limited partner will be suspended until we notify such limited partners that suspension of their registration rights is no longer necessary (so long as we do not suspend their rights for more than 180 days in any 12-month period);

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that if we propose an underwritten public offering, each limited partner will agree not to effect any offer, sale or distribution of our shares of common stock during the period commencing on the tenth day prior to the expected effective date of a registration statement filed with respect to the public offering or commencement date of a proposed offering and ending on the date specified by the managing underwriter for such offering; and

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to indemnify us and each of our officers, directors and controlling persons against all losses caused by any untrue statement or omission contained in (or omitted from) any registration statement based upon information furnished to us by such limited partner.

Subject to certain exceptions, the OP will pay all expenses in connection with the exercise of registration rights under the Partnership Agreement.

Amendments of the Partnership Agreement

The GP, without the consent of the limited partners, may amend the Partnership Agreement in any respect; provided that the following amendments require the consent of limited partners holding more than 50% of the partnership interests of the limited partners (other than those held by us or our subsidiaries):

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any amendment affecting the operation of the conversion factor (for holders of LTIP units) or the redemption right (except as otherwise provided in the Partnership Agreement) in a manner that adversely affects the limited partners in any material respect;

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any amendment that would adversely affect the rights of the limited partners to receive the distributions payable to them under the Partnership Agreement, other than with respect to the issuance of additional partnership units pursuant to the Partnership Agreement;

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any amendment that would alter the OP’s allocations of profit and loss to the limited partners, other than with respect to the issuance of additional partnership units pursuant to the Partnership Agreement; or

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any amendment that would impose on the limited partners any obligation to make additional capital contributions to the OP.

Indemnification and Limitation of Liability

The limited partners of the OP expressly acknowledge that the GP is acting for the benefit of the OP, the limited partners (including us) and our stockholders collectively and that the GP is under no obligation to consider the separate interests of the limited partners (including, without limitation, the tax consequences to some or all of the limited partners) in deciding whether to cause the OP to take, or decline to take, any actions. The Partnership Agreement provides that in the event of a conflict between the interests of our stockholders on the one hand, and the limited partners of the OP on the other hand, the GP will endeavor in good faith to resolve the conflict in a manner not adverse to either our stockholders or the limited partners, provided however, that so long as we own a controlling interest in the OP, any such conflict that the GP, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either our stockholders or the limited partners will be resolved in favor of our stockholders, and neither the GP nor our Company will be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the limited partners in connection with such decisions.

To the extent permitted by applicable law, the Partnership Agreement will provide for the indemnification of the GP, and our officers, directors, employees, agents and any other persons we may designate from and against any and all claims arising from operations of the OP in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established by a court of competent jurisdiction that:

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the act or omission of the indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

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the indemnitee actually received an improper personal benefit in money, property or services; or

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in the case of any criminal proceeding, the indemnitee had reasonable cause to believe that the act or omission was unlawful.

Similarly, the GP, and our officers, directors, agents or employees, will not be liable for monetary damages to the OP or the limited partners for losses sustained or liabilities incurred as a result of errors in judgment or mistakes of fact or law or of any act or omission so long as any such party acted in good faith.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Term

The OP will continue indefinitely or until sooner dissolved upon:

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the bankruptcy, dissolution, removal or withdrawal of the GP (unless the limited partners elect to continue the partnership);

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the passage of 90 days after the sale or other disposition of all or substantially all of the assets of the partnership;

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the redemption of all partnership units (other than those held by us, if any) unless we decide to continue the partnership by the admission of one or more limited partners; or

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an election by us in our capacity as the sole member of the GP.

Tax Matters

The OP provides that the sole general partner of the OP is the tax matters partner and “partnership representative” of the OP and, as such, has authority to handle tax audits and to make tax elections under the Code on behalf of the OP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit 10.1	Contribution and Assignment Agreement dated March 14, 2016 by and between Global Medical REIT Inc. and Global Medical REIT, L.P.
Exhibit 10.2	Agreement of Limited Partnership of Global Medical REIT L.P. dated March 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.
Date: March 18, 2016	By: /s/ David Young
David Young Chief Executive Officer (Principal Executive Officer)